Exhibit 99.1 Advancing Dentistry Rodman & Renshaw th 20 Annual Global Investment Conference September 4-6, 2018 NASDAQ CM:BIOLExhibit 99.1 Advancing Dentistry Rodman & Renshaw th 20 Annual Global Investment Conference September 4-6, 2018 NASDAQ CM:BIOL

BIOLASE at a Glance – Global Leader in Dental Lasers

~37,600
Lasers Sold Globally

318
Issued or Pending Patents

~200
Employees Worldwide

80
FDA-Cleared Indications for Waterlase® and Epic

3 of 4
All-tissue Lasers Sold Globally are Waterlase

>50%
Share of Global Dental Laser Market

97%
of Patients Recommend Waterlase

~30 Million
Happy Patients From Waterlase

BIOLASE 2

BIOLASE – Highs and Lows Highs • Brand value • Dental market leadership • Technology and new product leadership • Committed users • Expanding base of new customers • Large intellectual property portfolio Lows • Management disruptions • A fundamental miss on adoption of technology • Historical customer support and follow-through issues • Previously delivered inadequate practitioner training • Prior equipment reliability issues 3BIOLASE – Highs and Lows Highs • Brand value • Dental market leadership • Technology and new product leadership • Committed users • Expanding base of new customers • Large intellectual property portfolio Lows • Management disruptions • A fundamental miss on adoption of technology • Historical customer support and follow-through issues • Previously delivered inadequate practitioner training • Prior equipment reliability issues 3

BIOLASE – The Continuing Story • Late-stage turnaround • Significantly improved product, support and education reliability in past 3 years • Board enhanced with addition of extensive dental expertise • Southern CA Initiative for Model Market program • CEO transition – Todd A. Norbe, joined the Board in June 2018, named CEO on 8/7/18 ‒ Todd is a dental industry veteran with excellent management and leadership skills and an exceptional record of accomplishment in the global dental market 4BIOLASE – The Continuing Story • Late-stage turnaround • Significantly improved product, support and education reliability in past 3 years • Board enhanced with addition of extensive dental expertise • Southern CA Initiative for Model Market program • CEO transition – Todd A. Norbe, joined the Board in June 2018, named CEO on 8/7/18 ‒ Todd is a dental industry veteran with excellent management and leadership skills and an exceptional record of accomplishment in the global dental market 4

BIOLASE – The Continuing Story, 2018 Initiatives

Complete sales team transformation re-boot

- In process, recent sales hires are among our best performing
- Training includes "How does a dentist think?" and Gallup profiles

Improve employee engagement, especially for Model Market

- Live it and breathe it every day
- Goal – increase laser awareness in Model Market by utilizing employees as ambassadors

Leverage social media penetration

- Gaining traction

Establish community service relationships

- Partnered with Healthy Smiles for Kids of Orange County and TeamSmile (LA Chargers) to improve dental health and drive awareness and interest in dental lasers

Increase access to capital

- Completed $6M revolving credit facility
- Identified potential additional sources of debt capital, if needed

Increase patient awareness of laser dentistry

- Local advertising
- Community awareness campaign

BIOLASE 5

Model Market Initiative – Focus on Demonstrating Adoption in the Marketplace • Started in late 2017, to test different sales and marketing tactics to increase general laser awareness, ultimately sales ‒ Focus resources in Los Angeles and Orange County ‒ 10% of dentists in U.S., largest presence of Dental Service Organizations ‒ “Learn before spend” ‒ Our “petri dish” – find out what works and what doesn’t ‒ Allocated considerable resources to effort – Data-based market planning and sales targeting – New approaches to customer awareness including multiple lunch and dinner meetings with dentists and hygienists clustered by specialty and location – Additional sales support and training – Increase employee engagement and customer intimacy – Develop consumer awareness and engagement strategy • Goal – replicate in other major markets 6Model Market Initiative – Focus on Demonstrating Adoption in the Marketplace • Started in late 2017, to test different sales and marketing tactics to increase general laser awareness, ultimately sales ‒ Focus resources in Los Angeles and Orange County ‒ 10% of dentists in U.S., largest presence of Dental Service Organizations ‒ “Learn before spend” ‒ Our “petri dish” – find out what works and what doesn’t ‒ Allocated considerable resources to effort – Data-based market planning and sales targeting – New approaches to customer awareness including multiple lunch and dinner meetings with dentists and hygienists clustered by specialty and location – Additional sales support and training – Increase employee engagement and customer intimacy – Develop consumer awareness and engagement strategy • Goal – replicate in other major markets 6

Model Market – Early Results to Date • 2Q18 all-tissue laser sales increased ~200% Y-O-Y ‒ >70% confidence pipeline for Model Market increased 8X Y-O-Y • Achieved with only 8% of “High Priority” targets contacted ‒ 70-80 contacts per week, ongoing • Media impressions have increased – Biolase Twitter: 23k followers – Biolase Facebook: 137k followers – Biolase LinkedIn: 5k followers (nearly 20% Y-O-Y increase) 7Model Market – Early Results to Date • 2Q18 all-tissue laser sales increased ~200% Y-O-Y ‒ >70% confidence pipeline for Model Market increased 8X Y-O-Y • Achieved with only 8% of “High Priority” targets contacted ‒ 70-80 contacts per week, ongoing • Media impressions have increased – Biolase Twitter: 23k followers – Biolase Facebook: 137k followers – Biolase LinkedIn: 5k followers (nearly 20% Y-O-Y increase) 7

2Q18 Overview • Worldwide revenue $12.2 million compared to $12.6 million in 2Q17, which included large one-time buy of non-core imaging products • Excluding 2Q17 one-time non-core imaging revenue, 2Q18 core laser-related product revenue was up 1% Y-O-Y • Worldwide revenue up sequentially >21% from 1Q18 • New customers in direct markets bought >66% of all-tissue laser systems sold with the last four quarters averaging ~75%, compared to 2016, when <50% were to new customers • Net revenue from all-tissue lasers in Model Market increased nearly 200% Y-O-Y • Employee engagement and participation up significantly increasing Company-wide enthusiasm and momentum 82Q18 Overview • Worldwide revenue $12.2 million compared to $12.6 million in 2Q17, which included large one-time buy of non-core imaging products • Excluding 2Q17 one-time non-core imaging revenue, 2Q18 core laser-related product revenue was up 1% Y-O-Y • Worldwide revenue up sequentially >21% from 1Q18 • New customers in direct markets bought >66% of all-tissue laser systems sold with the last four quarters averaging ~75%, compared to 2016, when <50% were to new customers • Net revenue from all-tissue lasers in Model Market increased nearly 200% Y-O-Y • Employee engagement and participation up significantly increasing Company-wide enthusiasm and momentum 8

2Q18 Overview • Consumables and other revenue increased 12% Y-O-Y, driven by a 6% increase in the U.S. and a 23% increase internationally due largely to the Company’s success in attracting new customers • International revenue increased 13% to $5.0 million Y-O-Y driven by a 7% increase in core dental laser business • U.S. Waterlase Express™ placements increased 10% Y-O-Y ® • Worldwide Waterlase placements increased 5% Y-O-Y • Net loss was $4.9 million, or a $0.24 loss per share, compared to net loss of $4.3 million, or a $0.32 loss per share, Y-O-Y ‒ The $0.6 million Y-O-Y net loss increase primarily due to $0.4 million negative impact on effect of foreign currency transactions 92Q18 Overview • Consumables and other revenue increased 12% Y-O-Y, driven by a 6% increase in the U.S. and a 23% increase internationally due largely to the Company’s success in attracting new customers • International revenue increased 13% to $5.0 million Y-O-Y driven by a 7% increase in core dental laser business • U.S. Waterlase Express™ placements increased 10% Y-O-Y ® • Worldwide Waterlase placements increased 5% Y-O-Y • Net loss was $4.9 million, or a $0.24 loss per share, compared to net loss of $4.3 million, or a $0.32 loss per share, Y-O-Y ‒ The $0.6 million Y-O-Y net loss increase primarily due to $0.4 million negative impact on effect of foreign currency transactions 9

Growth Opportunity in Bringing Europe “On Par” with U.S. 68% of 2018 Revenue To-Date from Laser System Sales, 64% of Sales Made in U.S. Royalties 0% Services/Warranties International 13% United States 36% Laser Systems 64% 68% Consumables 13% Revenue by Revenue by Region Category Imaging Systems 6% 10Growth Opportunity in Bringing Europe “On Par” with U.S. 68% of 2018 Revenue To-Date from Laser System Sales, 64% of Sales Made in U.S. Royalties 0% Services/Warranties International 13% United States 36% Laser Systems 64% 68% Consumables 13% Revenue by Revenue by Region Category Imaging Systems 6% 10

Market Opportunity – All-Tissue Lasers

- **176,000 dentists in US & Canada**[1]
- **>1.4 Million dentists in 134 other countries**
  - Rapid growth in emerging economies
    - e.g. China, India and Indonesia[2]
- **Current market penetration**
  - ~7.0% of dental practices in US
  - ~1.4% worldwide
- **Each 1% increase in market penetration equals >$600M revenue**
- **Dental laser market opportunity >$50B**

[1] *American Dental Association.* [2] *World Federation of Dentistry.*

BIOLASE 11

BIOLASE Has Dominant Share in All-Tissue Laser Markets, Market Leadership in Soft-Tissue Lasers All Tissue Lasers Global Share Others Deka 7% 4% J.Morita 9% Types of Dental Lasers Sold - Lifetime Syneron Biolase 11% 52% All Tissue 13% Fotona 14% Soft Tissue 87% Soft Tissue Lasers Global Share Elexxion AG Deka 5% DenMat 3% 4% Sirona 6% ARC Laser All others 7% 22% GIGAA 7% The majority of lasers sold are Soft Tissue devices. Biolase commands a dominant or significant share Biolase 24% Kavo 8% in both markets AMD 14% Sources: iData Research 2014 reports; MarketMarkets Research 2015; industry and anecdotal reports. 12BIOLASE Has Dominant Share in All-Tissue Laser Markets, Market Leadership in Soft-Tissue Lasers All Tissue Lasers Global Share Others Deka 7% 4% J.Morita 9% Types of Dental Lasers Sold - Lifetime Syneron Biolase 11% 52% All Tissue 13% Fotona 14% Soft Tissue 87% Soft Tissue Lasers Global Share Elexxion AG Deka 5% DenMat 3% 4% Sirona 6% ARC Laser All others 7% 22% GIGAA 7% The majority of lasers sold are Soft Tissue devices. Biolase commands a dominant or significant share Biolase 24% Kavo 8% in both markets AMD 14% Sources: iData Research 2014 reports; MarketMarkets Research 2015; industry and anecdotal reports. 12

A Significant Growth Opportunity >60 Million People in U.S. Alone Have Gum Disease and Health Risk of Oral-systemic Connection Under-diagnosed, Under-treated, Under-managed 13A Significant Growth Opportunity >60 Million People in U.S. Alone Have Gum Disease and Health Risk of Oral-systemic Connection Under-diagnosed, Under-treated, Under-managed 13

Next Buyers of All-Tissue Lasers? • Adopt a “wait and see” approach to technology • Base opinions on references from peers • Want simplicity and predictability • Need a clear ROI strategy before adopting new technology • Reluctant to add things that are disruptive to daily practice • More reliant on training and support after the sale Early Majority dentists are not averse to lasers: Diode lasers have reached over 50% penetration in the U.S. 14Next Buyers of All-Tissue Lasers? • Adopt a “wait and see” approach to technology • Base opinions on references from peers • Want simplicity and predictability • Need a clear ROI strategy before adopting new technology • Reluctant to add things that are disruptive to daily practice • More reliant on training and support after the sale Early Majority dentists are not averse to lasers: Diode lasers have reached over 50% penetration in the U.S. 14

Barriers to Adoption? • All-tissue lasers have not yet caught on with the greater dental population • Dentists are not laser averse: Diodes have reached >50% penetration 3 Perceptions and Opportunities Hard to Skeptical Expensive Learn Even with more than Despite case reports Integrating and routinely 3,000+ positive papers showing ROI, value, using an all-tissue laser published on all-tissue opportunities for can be a confounding lasers since 2000, growth, price remains a journey for dentists dentists “don’t buy it.” key issue Opportunity: Opportunity: Opportunity: Simplify the laser dentist The proof is in routine, Generate interest with workflow; improve daily use coupled with value-optimized device access to education and strong science support 15Barriers to Adoption? • All-tissue lasers have not yet caught on with the greater dental population • Dentists are not laser averse: Diodes have reached >50% penetration 3 Perceptions and Opportunities Hard to Skeptical Expensive Learn Even with more than Despite case reports Integrating and routinely 3,000+ positive papers showing ROI, value, using an all-tissue laser published on all-tissue opportunities for can be a confounding lasers since 2000, growth, price remains a journey for dentists dentists “don’t buy it.” key issue Opportunity: Opportunity: Opportunity: Simplify the laser dentist The proof is in routine, Generate interest with workflow; improve daily use coupled with value-optimized device access to education and strong science support 15

Disrupting Dentistry and Establishing All-Tissue Laser Dentistry as the Standard of Care 1. BREAK THE STATUS QUO - Get dentists around the world to perform procedures with lasers that they may be afraid of doing and uncomfortable presenting (selling) to patients… help make every dentist a better dentist 2. EDUCATE TO HIGH COMPETENCE - Ensure great results with simple to use and versatile systems through high-quality education & training and clinical/business development resources to expand utilization of consumables and services…help clinicians use lasers for most procedures 3. PATIENT PULL - Get patients and dental care decision makers around the world to understand the compelling benefits of BIOLASE Laser Dentistry and demand it or switch dentists, regardless of reimbursement…help make every patient a healthier, happier patient with better outcomes 16Disrupting Dentistry and Establishing All-Tissue Laser Dentistry as the Standard of Care 1. BREAK THE STATUS QUO - Get dentists around the world to perform procedures with lasers that they may be afraid of doing and uncomfortable presenting (selling) to patients… help make every dentist a better dentist 2. EDUCATE TO HIGH COMPETENCE - Ensure great results with simple to use and versatile systems through high-quality education & training and clinical/business development resources to expand utilization of consumables and services…help clinicians use lasers for most procedures 3. PATIENT PULL - Get patients and dental care decision makers around the world to understand the compelling benefits of BIOLASE Laser Dentistry and demand it or switch dentists, regardless of reimbursement…help make every patient a healthier, happier patient with better outcomes 16

Dental Drills Vibrate & Create Heat, Heat = Pain … There is a better way! “My goal with Waterlase is to develop a generation of children where they can come into the dental office, and they don’t have any fear. I don’t give them any anesthetic and they can go back to school or out to play with no numbness” Dentist and Patient Testimonials! #dontfearthedentist 17Dental Drills Vibrate & Create Heat, Heat = Pain … There is a better way! “My goal with Waterlase is to develop a generation of children where they can come into the dental office, and they don’t have any fear. I don’t give them any anesthetic and they can go back to school or out to play with no numbness” Dentist and Patient Testimonials! #dontfearthedentist 17

What Patients Say About Waterlase 18What Patients Say About Waterlase 18

A Growing Full-spectrum Portfolio of Laser Systems and Procedural Consumables Waterlase Express™ • New! – Smallest, easiest most cost-effective Waterlase • Vivid HD tablet user interface • Exclusive procedural animations • Rich on-board reference library and Customer Care Button • And more • Most powerful and capable diode dental laser ever • Best in class speed, comfort, and Waterlase iPlus™ precision cutting • World’s best selling All-Tissue • Leverages IPG Medical technology dental laser- 80 FDA cleared indications • Replaces drill with substantial reduced need for anesthesia for teeth & bone • Replaces scalpel for minimally invasive, minimally bleeding microsurgery for soft tissues 19A Growing Full-spectrum Portfolio of Laser Systems and Procedural Consumables Waterlase Express™ • New! – Smallest, easiest most cost-effective Waterlase • Vivid HD tablet user interface • Exclusive procedural animations • Rich on-board reference library and Customer Care Button • And more • Most powerful and capable diode dental laser ever • Best in class speed, comfort, and Waterlase iPlus™ precision cutting • World’s best selling All-Tissue • Leverages IPG Medical technology dental laser- 80 FDA cleared indications • Replaces drill with substantial reduced need for anesthesia for teeth & bone • Replaces scalpel for minimally invasive, minimally bleeding microsurgery for soft tissues 19

Laser Dentistry Can Disrupt the Market – 1 It Addresses the Challenges Faced by Today’s Dentists • Better patient reported outcomes • Average pay decreasing over Last 10 Years • Dentistry more competitive – The need to standout • Patients becoming consumers and “Review” more • With more competition, dentists can become less busy and bored • Missing opportunity to treat earlier, make more money • Increasing pressure from a profession in transition – What’s next? 1. As described by the ADA, CDC and Other Professional Organizations 20Laser Dentistry Can Disrupt the Market – 1 It Addresses the Challenges Faced by Today’s Dentists • Better patient reported outcomes • Average pay decreasing over Last 10 Years • Dentistry more competitive – The need to standout • Patients becoming consumers and “Review” more • With more competition, dentists can become less busy and bored • Missing opportunity to treat earlier, make more money • Increasing pressure from a profession in transition – What’s next? 1. As described by the ADA, CDC and Other Professional Organizations 20

Spreading The Word – New TV Commercial 21Spreading The Word – New TV Commercial 21

Delivering Better Patient Outcomes Waterlase Laser Dentistry provides an entirely new patient experience with increased comfort and less of the anxiety and pain ordinary dentistry can cause Decreased Increased • Health• Anesthetic • Healing• Scars .. • Discomfort • Esthetics • Tooth preservation• Fear • Trauma 22Delivering Better Patient Outcomes Waterlase Laser Dentistry provides an entirely new patient experience with increased comfort and less of the anxiety and pain ordinary dentistry can cause Decreased Increased • Health• Anesthetic • Healing• Scars .. • Discomfort • Esthetics • Tooth preservation• Fear • Trauma 22

Dental Lasers – Better Dentistry, Better Business Procedure-based Laser Solutions Enable Professional and Practice Vitality Globally Increased Decreased • Positive outcomes• Complications • Patient excitement• Anxiety • Healing• Chair time • Competitiveness • Local market buzz • Cash flow 23Dental Lasers – Better Dentistry, Better Business Procedure-based Laser Solutions Enable Professional and Practice Vitality Globally Increased Decreased • Positive outcomes• Complications • Patient excitement• Anxiety • Healing• Chair time • Competitiveness • Local market buzz • Cash flow 23

Positive Cash Flow – Investment in Patient Outcomes and Business Returns Very Few Additional Procedures per Month, Can Upgrade Patient Experience & ROI WL Express Lease Cost: $840/Month New Procedures (of dozens available) & Representative Fee/Reimbursement Avg. (net of consumable cost) No./ Procedure Net Month Total • Crown Lengthening $525 1 $525 • Perio (1-3 teeth) $350 2 $700 • Gingivectomy $200 2 $400 • Operculectomy $125 4 $500 • Frenectomy $275 2 $550 $ 2,675 $ - 840 Positive Monthly Cash Flow @ 2.5/week $ 1,835 Annual $ 22,000 Busy practices have far more opportunity 24Positive Cash Flow – Investment in Patient Outcomes and Business Returns Very Few Additional Procedures per Month, Can Upgrade Patient Experience & ROI WL Express Lease Cost: $840/Month New Procedures (of dozens available) & Representative Fee/Reimbursement Avg. (net of consumable cost) No./ Procedure Net Month Total • Crown Lengthening $525 1 $525 • Perio (1-3 teeth) $350 2 $700 • Gingivectomy $200 2 $400 • Operculectomy $125 4 $500 • Frenectomy $275 2 $550 $ 2,675 $ - 840 Positive Monthly Cash Flow @ 2.5/week $ 1,835 Annual $ 22,000 Busy practices have far more opportunity 24

BIOLASE Stock Data: (NASDAQ CM:BIOL)* 52 Week Price Range $1.14 - $3.95 Recent Price (August 24, 2018) $1.70 Average Daily Volume (50 Days) 81,954 Common Shares Outstanding (August 6, 2018) 20,596,901 Market Capitalization (August 24, 2018) $35,014,732 *Adjusted for 1 for 5 reverse split of common stock that was effective May 10, 2018 25BIOLASE Stock Data: (NASDAQ CM:BIOL)* 52 Week Price Range $1.14 - $3.95 Recent Price (August 24, 2018) $1.70 Average Daily Volume (50 Days) 81,954 Common Shares Outstanding (August 6, 2018) 20,596,901 Market Capitalization (August 24, 2018) $35,014,732 *Adjusted for 1 for 5 reverse split of common stock that was effective May 10, 2018 25

Investment Thesis Disrupting Dentistry with Exceptional Laser Technology and Products, World-class Education and Support: • Late-stage turnaround – focused on renewed revenue and profit growth • Strategic pivot to focus on high-value, prevalent and undertreated diseases • Industry-leading innovation • Shareholder Rights Offering and credit facility strengthen balance sheet Near-Term Catalysts: • New CEO, commercial team build-out • Model Market Program, significant employee engagement • Expanded portfolio of products, Waterlase Express; Epic Pro • Demonstrable benefits to patients and dental practitioners that can increase adoption and utilization of laser dentistry Upside Opportunity: • Substantial revenue, profit and valuation growth in dental market • Pediatric care, treating peri-implantitis, gum disease procedures • Leverage intellectual property portfolio 26Investment Thesis Disrupting Dentistry with Exceptional Laser Technology and Products, World-class Education and Support: • Late-stage turnaround – focused on renewed revenue and profit growth • Strategic pivot to focus on high-value, prevalent and undertreated diseases • Industry-leading innovation • Shareholder Rights Offering and credit facility strengthen balance sheet Near-Term Catalysts: • New CEO, commercial team build-out • Model Market Program, significant employee engagement • Expanded portfolio of products, Waterlase Express; Epic Pro • Demonstrable benefits to patients and dental practitioners that can increase adoption and utilization of laser dentistry Upside Opportunity: • Substantial revenue, profit and valuation growth in dental market • Pediatric care, treating peri-implantitis, gum disease procedures • Leverage intellectual property portfolio 26

Safe Harbor Statement Statements made in this presentation and during discussions with BIOLASE representative’s that refer to BIOLASE’s estimated or anticipated future results or other non-historical facts are forward-looking statements, as are any statements its representatives make concerning BIOLASE's strategic initiatives, anticipated financial performance and product launches. You are cautioned not to place undue reliance on these forward-looking statements, which reflect BIOLASE's current expectations and speak only as of the date of this presentation. Actual results may differ materially from BIOLASE’s current expectations depending upon a number of factors affecting BIOLASE’s business including, among others, adverse changes in general economic and market conditions, competitive factors, uncertainty of customer acceptance of new product offerings, risks associated with managing the growth of the business, and those other risks and uncertainties that are described, from time-to-time, in the “Risk Factors” section of BIOLASE's annual and quarterly reports filed with the Securities and Exchange Commission. BIOLASE does not undertake any responsibility to revise or update any forward-looking statements made in this presentation or during discussions with BIOLASE representatives. September 4-6, 2018 27Safe Harbor Statement Statements made in this presentation and during discussions with BIOLASE representative’s that refer to BIOLASE’s estimated or anticipated future results or other non-historical facts are forward-looking statements, as are any statements its representatives make concerning BIOLASE's strategic initiatives, anticipated financial performance and product launches. You are cautioned not to place undue reliance on these forward-looking statements, which reflect BIOLASE's current expectations and speak only as of the date of this presentation. Actual results may differ materially from BIOLASE’s current expectations depending upon a number of factors affecting BIOLASE’s business including, among others, adverse changes in general economic and market conditions, competitive factors, uncertainty of customer acceptance of new product offerings, risks associated with managing the growth of the business, and those other risks and uncertainties that are described, from time-to-time, in the “Risk Factors” section of BIOLASE's annual and quarterly reports filed with the Securities and Exchange Commission. BIOLASE does not undertake any responsibility to revise or update any forward-looking statements made in this presentation or during discussions with BIOLASE representatives. September 4-6, 2018 27

Questions and Answers 28Questions and Answers 28